                                                                       EXHIBIT A

                                                                                             STATE OF
                                  NAME OF COMPANY                        ORGANIZATION      ORGANIZATION       TYPE OF BUSINESS
CenterPoint Energy, Inc.                                                  Corporation          TX        Holding Company
    CenterPoint Energy, Inc.                                              Corporation          DE        Inactive
    Utility Holding, LLC                                                      LLC              DE        Holding Company
        CenterPoint Energy Houston Electric, LLC ("T&D Utility")              LLC              TX        Electric Utility
        Texas Genco Holdings, Inc.                                        Corporation          TX        Holding Company
           Texas Genco LP, LLC                                                LLC              DE        Holding Company
           Texas Genco GP, LLC                                                LLC              TX        Holding Company
               Texas Genco, LP (99% interest owned by CenterPoint           Limited            DE        Electric Utility
               Energy, Inc.; 1% interest owned by Texas Genco GP, LLC)    Partnership
        Reliant Energy Resources Corp.                                    Corporation          DE        Holding Company
                                                                                                         (Energy-Related)
               ALG Gas Supply Company                                     Corporation          DE        Inactive
               Allied Materials Corporation                               Corporation          TX        Inactive
               Arkansas Louisiana Finance Corporation                     Corporation          DE        Financing
               Arkla Industries Inc.                                      Corporation          DE        Inactive
               Arkla Products Company                                     Corporation          DE        Inactive
               Blue Jay Gas Company                                       Corporation          DE        Inactive
               Entex Fuels, Inc.                                          Corporation          TX        Gas Sales and Marketing
               Entex Gas Marketing Company                                Corporation          TX        Gas Sales and Marketing
               Entex Gas Resources Corp.                                  Corporation          TX        Gas Sales and Marketing
               Entex NGV, Inc.                                            Corporation          DE        Inactive
               Entex Oil & Gas Co.                                        Corporation          TX        Inactive
               Illinois Gas Transmission Company                          Corporation          DE        Intrastate Pipeline
                                                                                                         Operations
               Industrial Gas Supply Corporation                          Corporation          TX        Intrastate Pipeline
                                                                                                         Operations

                                                                                             STATE OF
                                  NAME OF COMPANY                        ORGANIZATION      ORGANIZATION       TYPE OF BUSINESS
               Intex, Inc.                                               Corporation          TX         Inactive
               Louisiana Unit Gas Transmission Company                   Corporation          TX         Intrastate Pipeline
                                                                                                         Operations
               Minnesota Intrastate Pipeline Company                     Corporation          DE         Intrastate Pipeline
                                                                                                         Operations
               Mississippi River Transmission Corporation                Corporation          DE         Interstate Pipeline
                      MRT Holdings, Inc.                                 Corporation          DE         Financing
                      MRT Services Company                               Corporation          DE         Real Estate
               MRT Energy Marketing Company                              Corporation          DE         Gas Sales and Marketing
               National Furnace Company                                  Corporation          TX         Inactive
               NorAm Financing I                                          Statutory           DE         Financing
                                                                        Business Trust
               NorAm Utility Services, Inc.                              Corporation          DE         Inactive
               Reliant Energy Consumer Group, Inc.                       Corporation          DE         Inactive
               Reliant Energy Field Services, Inc.                       Corporation          DE         Natural Gas Gathering
                                                                                                         Systems
                      Reliant Energy Field Services Holdings, Inc.       Corporation          DE         Financing
                      Reliant Energy Gas Processing, Inc.                Corporation          DE         Gas Processing
               Reliant Energy Funds Management, Inc.                     Corporation          DE         Financing
               Reliant Energy Gas Transmission Company                   Corporation          DE         Interstate Pipeline
               Reliant Energy Hub Services, Inc.                         Corporation          DE         Inactive
               Reliant Energy Intrastate Holdings, LLC                       LLC              DE         Intrastate Pipeline
                                                                                                         Operations
                      Pine Pipeline Acquisition Company, LLC                 LLC              DE         Intrastate Pipeline
                        (81.4% interest)                                                                 Operations
               Reliant Energy Pipeline Services, Inc.                    Corporation          DE         Pipeline Project
                                                                                                         Management and
                                                                                                         Facility Operation
                                                                                                         Services

                                                                                         STATE OF
                                  NAME OF COMPANY                     ORGANIZATION     ORGANIZATION       TYPE OF BUSINESS
                      Reliant Energy OQ, LLC                                  LLC              DE        Intermediate Holding
                                                                                                         Company
                      OQ Partners, a general partnership (50% interest)   Partnership          TX        Training Services
               Reliant Energy Retail, Inc.                                Corporation          DE        Gas Sales and Marketing
                      Reliant Energy Retail Interests, Inc.               Corporation          DE        Financing
               Reliant Energy Trading and Transportation Group, Inc.      Corporation          TX        Administrative Payroll
                                                                                                         Services
               Unit Gas Transmission Company                              Corporation          TX        Intrastate Pipeline
                                                                                                         Operations
               United Gas, Inc.                                           Corporation          TX        Inactive
    HL&P Capital Trust I                                                   Statutory           DE        Financing
                                                                        Business Trust
    HL&P Capital Trust II                                                  Statutory           DE        Financing
                                                                        Business Trust
    HL&P Receivables, Inc.                                                Corporation          DE        Inactive
    Houston Industries Energy (UK), Inc                                   Corporation          DE        Inactive
    Houston Industries FinanceCo GP, LLC                                      LLC              DE        Financing
    Houston Industries FinanceCo LP (99% interest owned by                  Limited            DE        Financing
    CenterPoint Energy, Inc.; 1% interest owned by Houston                Partnership
     Industries FinanceCo GP, LLC))
    Houston Industries Funding Company                                    Corporation          DE        Financing
    Houston Industries Incorporated                                       Corporation          TX        Inactive
    Houston Lighting & Power Company                                      Corporation          TX        Inactive
    NorAm Energy Corp.(2)                                                 Corporation          DE        Inactive
    REI Trust I                                                            Statutory           DE        Financing
                                                                        Business Trust
    REI Trust II                                                           Statutory           DE        Financing
                                                                        Business Trust

                                                                                                    STATE OF
                                  NAME OF COMPANY                                 ORGANIZATION    ORGANIZATION   TYPE OF BUSINESS
    Reliant Energy FinanceCo II GP, LLC                                               LLC              DE        Financing
    Reliant Energy FinanceCo II LP (99% interest owned by CenterPoint Energy,       Limited            DE        Financing
    Inc.; 1% interest owned by Reliant Energy FinanceCo II GP, LLC)               Partnership
    Reliant Energy FinanceCo III GP, LLC                                              LLC              DE        Financing
    Reliant Energy FinanceCo III LP (99% interest owned by CenterPoint Energy,      Limited            DE        Financing
    Inc; 1% interest owned by Reliant Energy FinanceCo III GP, LLC)               Partnership
    Reliant Energy FinanceCo IV GP, LLC                                               LLC              DE        Financing
    Reliant Energy FinanceCo IV LP (99% interest owned by CenterPoint Energy,       Limited            DE        Financing
    Inc.; 1% interest owned by Reliant Energy FinanceCo IV GP, LLC)               Partnership
    Reliant Energy Investment Management, Inc.                                    Corporation          DE        Financing
    Reliant Energy Power Systems, Inc.                                            Corporation          DE        Energy-related
    Reliant Energy Products, Inc.                                                 Corporation          DE        Inactive
    Reliant Energy Properties, Inc.                                               Corporation          DE        Real Estate
    Reliant Energy Tegco, Inc.                                                    Corporation          DE        Inactive
    Reliant Energy Thermal Systems, Inc.                                          Corporation          DE        Energy-related
        Reliant Energy Thermal Systems (Delaware), Inc.                           Corporation          DE        Energy-related
           Northwind Houston L.P. (74.61% interest owned by CenterPoint Energy,     Limited            DE        Energy-related
           Inc.; less than 1% owned by Northwind Houston L.L.C.)                  Partnership
        Northwind Houston L.L.C. (75% interest)                                       LLC              DE        Energy-related
    Reliant Energy Transition Bond Company LLC                                        LLC              DE        Financing
    Reliant Energy Water, Inc.                                                    Corporation          DE        Inactive
    Utility Rail Services, Inc.                                                   Corporation          DE        Inactive
        UFI Services, Inc.                                                        Corporation          DE        Inactive
    Reliant Energy International, Inc.                                            Corporation          DE        Holding Company
                                                                                                                 (Foreign Utility
                                                                                                                      Investments)
        HI Energy Holdings I B.V.*
        Reliant Energy Brazil Ltd.*
               HIE Brasil Rio Sul Ltda.*
               Reliant Energy International Brasil Ltda. (99.9%; 0.1% interest owned by Reliant Energy Brazil Tiete Ltd.)*

                                                                                                  STATE OF
                                  NAME OF COMPANY                               ORGANIZATION    ORGANIZATION   TYPE OF BUSINESS
        Reliant Energy Brasil, Ltda. (99.9995% interest)*
        Reliant Energy Brazil Tiete Ltd.*
        Reliant Energy Brazil Ventures Ltd.*
        Reliant Energy Colombia Ltda. (99% interest; 1% interest owned by Reliant Energy International Holdings, LLC)*
        Reliant Energy Holdings Ltd.*
        Reliant Energy International II, Inc.                                   Corporation          DE        Holding Company
               HIE Ford Heights, Inc.                                           Corporation          DE        Inactive
               HIE Fulton, Inc.                                                 Corporation          DE        Inactive
               Reliant Energy India, Inc.                                       Corporation      Mauritius     Intermediate Holding
                                                                                                               Company
                      Reliant Energy Rain, Inc.                                 Corporation      Mauritius     Intermediate Holding
                                                                                                               Company
                             Rain Calcining Limited (24.79% interest)**
        Reliant Energy International Holdings, LLC**
               Reliant Energy El Salvador, S.A. de C.V. (99% interest; 1%
                owned by Reliant Energy International, Inc.)**
        Reliant Energy International Services, Inc.*
        Reliant Energy Light, Inc.                                              Corporation          DE        Holding Company
               Reliant Energy Cayman Holdings Ltd.                              Corporation        Cayman      Intermediate Holding
                                                                                                  Islands      Company
                      Reliant Energy Argentina S.A. (99% interest)              Corporation      Argentina     Intermediate Holding
                                                                                                               Company
                  Reliant Energy Argener S.A. (51% interest owned by
                   Reliant Energy Argentina S.A; 49% owned by Reliant
                   Energy Argentine Holdings, Ltd.)**
                  Reliant Energy Opco S.A. (99.94% interest held by             Corporation      Argentina     Power Generation
                   Reliant Energy Argener S.A.; 0.06% owned by Security                                        Maintenance Services
                   Holdings S.A. on behalf of Reliant Energy
                   International, Inc.)
                      Reliant Energy Argentine Holdings Ltd.                    Corporation       Cayman       Intermediate Holding
                                                                                                 Islands       Company

                                                                                                STATE OF
                                  NAME OF COMPANY                               ORGANIZATION  ORGANIZATION  TYPE OF BUSINESS
               Reliant Energy Cayman Investments Ltd.*
                      Reliant Energy Cayman Ltd.*
                      Reliant Energy Cayman Acquisitions Ltd.*
        Reliant Energy Outsource Ltd.**
               Venus Generation El Salvador (50% interest)*
        Reliant Energy Salvador Holding Company Ltd.*
        Reliant Energy Santiago del Estero, S.A. (99% interest held by          Corporation    Argentina    Holding Company
         Salvador Holding Company Ltd.;  1% owned by Security Holdings S.A.
         on behalf of Reliant Energy International, Inc.)
           Empresa Distribuidora de Electricidad de Santiago del Estero S.A.
           ("EDESE") (90% interest; 10% owned by Provincia de Santiago del
           Estero (employees of EDESE through ESOP))**
        Worldwide Electric Holdings B.V.*
        Reliant Resources, Inc. (83% interest)                                  Corporation        DE       Holding Company
                                                                                                            (Non-Utility Energy
                                                                                                            Related)
           Arkla Finance Corporation                                            Corporation        DE       Inactive
           GuideStreet, Inc.                                                    Corporation        DE       Informational Services
           Reliant Energy Broadband, Inc.                                       Corporation        DE       Investment -
                                                                                                            Telecommunications
           Reliant Energy Communications, Inc.(1)                               Corporation        DE       Telecommunications and
                                                                                                            Internet Services
               Reliant Energy Communications (Delaware), LLC(2)                     LLC            DE       Telecommunications and
                                                                                                            Internet Services
               Insync Internet Services, Incorporated(3)                        Corporation        TX       Inactive
           Reliant Energy Europe Trading & Marketing, Inc.                      Corporation        DE       Energy Trading and
                                                                                                            Marketing
           Reliant Energy Net Ventures, Inc.                                    Corporation        DE       Investment - E-Business
               CapTrades GP, LLC (60% interest)                                     LLC            DE       GP of CapTrades, LP

                                                                                                STATE OF
                                  NAME OF COMPANY                               ORGANIZATION  ORGANIZATION  TYPE OF BUSINESS
           Reliant Energy Retail Holdings, LLC                                      LLC           DE        Electric Energy Supply
                                                                                                            (Retail) and Energy
                                                                                                            Services
               Reliant Energy Customer Care Services, LLC                           LLC           DE        Retail Customer Service
               Reliant Energy Retail Services, LLC                                  LLC           DE        Retail Customer Service
                  RE Retail Receivables, LLC                                        LLC           DE        Administrative Services
               Reliant Energy Electric Solutions, LLC                               LLC           DE        Retail Customer Service
               Reliant Energy Solutions, LLC                                        LLC           DE        Integrated Energy
                                                                                                            Solutions
                  Reliant Energy Capital, LLC                                       LLC           DE        LP of Reliant Energy
                                                                                                            Capital, LP
                      Reliant Energy Capital, LP (99% interest; 1% interest       Limited         DE        Inactive
                       owned by Reliant Energy Solutions, LLC)                  Partnership
                  Reliant Energy Solutions California, Inc.                     Corporation       DE        Integrated Energy
                                                                                                            Solutions
               Reliant Energy Solutions Holdings, LLC                               LLC           DE        Holding Company (for
                                                                                                            Retail Electric
                                                                                                            Provider)
                  Reliant Energy Solutions East, LLC                                LLC           DE        (Future) Retail
                                                                                                            Electric Provider
                                                                                                            (Pending Certification)
               Texas Star Energy Company                                        Corporation       DE        Inactive (Namesaver)
               StarEn Power, LLC                                                    LLC           DE        Retail Electric
                                                                                                            Provider
           Reliant Energy Services, Inc.                                        Corporation       DE        Energy Trading and
                                                                                                            Marketing
               Reliant Energy Gas Storage, LLC                                      LLC           DE        Gas Storage
                  Reliant Energy Napoleonville Gas Storage, LLC                     LLC           DE        Gas Storage

                                                                                                STATE OF
                                  NAME OF COMPANY                               ORGANIZATION  ORGANIZATION  TYPE OF BUSINESS
               Reliant Energy Services Channelview LLC                              LLC            DE       Energy Trading and
                                                                                                            Marketing
               Reliant Energy Services Desert Basin, LLC                            LLC            DE       Energy Trading and
                                                                                                            Marketing
               Reliant Energy Services Mid-Stream, LLC                              LLC            DE       Gas Pipeline Operation
                                                                                                            and Services
               Reliant Energy Services New Mexico, LLC                              LLC            DE       Energy Trading and
                                                                                                            Marketing
           Reliant Energy Services International, Inc.                          Corporation        DE       Energy Trading and
                                                                                                            Marketing
               Reliant Energy Services Canada, Ltd.                             Corporation      Canada     Energy Trading and
                                                                                                            Marketing
           Reliant Energy Trading Exchange, Inc.                                Corporation        DE       Holding Company
                                                                                                            (Investments in
                                                                                                            Trading and Marketing
                                                                                                            E-Commerce)
               Energy Platform Trading Holding Company, Inc. (16.67% interest)  Corporation        DE       Energy Trading and
                                                                                                            Marketing
           Reliant Resources International Services, Inc.                       Corporation        DE       Support Services
           Reliant Energy Ventures, Inc.                                        Corporation        DE       Venture Capital
           Reliant Energy Wholesale Service Company                             Corporation        DE       Support Services
           ReliantEnergy.com, Inc.                                              Corporation        DE       Inactive
               Reliant Energy Power Generation, Inc.                            Corporation        DE       Holding Company (Power
                                                                                                            Generation,
                                                                                                            Development,
                                                                                                            Operations and Related
                                                                                                            Activities)
                  El Dorado Energy, LLC (50% interest)                              LLC            DE       Exempt Wholesale
                                                                                                            Generator
                  Reeves County Land Associates, LLC                                LLC            DE       Gas Storage
                  Reliant Energy Arrow Canyon, LLC                                  LLC            DE       Power Plant Development

                                                                                                STATE OF
                                  NAME OF COMPANY                               ORGANIZATION  ORGANIZATION  TYPE OF BUSINESS
                  Reliant Energy Aurora Holding Corp.                           Corporation        DE       Holding Company
                                                                                                            (Generation Assets)
                      Reliant Energy Aurora I, LP (99% interest; 1% interest      Limited          DE       GP of Reliant Energy
                       owned by Reliant Energy Aurora Development Corp.)        Partnership                 Aurora, LP
                      Reliant Energy Aurora II, LP (99% interest; 1% interest     Limited          DE       LP of Reliant Energy
                      owned by Reliant Energy Aurora Development Corp.)         Partnership                 Aurora, LP
                          Reliant Energy Aurora, LP (99% interest; 1% interest    Limited          DE       Exempt Wholesale
                          owned by Reliant Energy Aurora I, LP)                 Partnership                 Generator
                      Reliant Energy Aurora Development Corp.                   Corporation        DE       GP of Reliant Energy
                                                                                                            Aurora I, LP and
                                                                                                            Reliant Energy Aurora
                                                                                                            II, LP
                  Reliant Energy Bighorn, LLC                                       LLC            DE       Power Project
                                                                                                            Development
                  Reliant Energy California Holdings, LLC                           LLC            DE       Holding Company (Power
                                                                                                            Generation Facilities)
                      Reliant Energy Coolwater, Inc.                            Corporation        DE       Exempt Wholesale
                                                                                                            Generator
                      Reliant Energy Ellwood, Inc.                              Corporation        DE       Exempt Wholesale
                                                                                                            Generator
                      Reliant Energy Etiwanda, Inc.                             Corporation        DE       Exempt Wholesale
                                                                                                            Generator
                      Reliant Energy Mandalay, Inc.                             Corporation        DE       Exempt Wholesale
                                                                                                            Generator
                      Reliant Energy Ormond Beach, Inc.                         Corporation        DE       Exempt Wholesale
                                                                                                            Generator
                  Reliant Energy Capital (Europe), Inc.                         Corporation        DE       Power Generation and
                                                                                                            Development of Trading
                                                                                                            Operations

                                                                                              STATE OF
                                  NAME OF COMPANY                             ORGANIZATION  ORGANIZATION   TYPE OF BUSINESS
             Reliant Energy Europe, Inc.                                      Corporation          DE       Holding Company (Power
                                                                                                            Generation Companies)
                 Reliant Energy Wholesale (Europe) Holdings B.V.              Corporation     Netherlands   Partner in Foreign
                                                                                                            Utility Company
                 Reliant Energy Wholesale (Europe) Holdings II C.V.             Limited       Netherlands   Partner in Foreign
                 (99.5% interest; 0.5% interest owned by Reliant Energy       Partnership                   Utility Company
                 Wholesale (Europe) Holdings B.V.)
                 Reliant Energy Wholesale (Europe) C.V. (99.5% interest;        Limited       Netherlands   Partner in Foreign
                 0.5% interest owned by Reliant Energy Wholesale (Europe)     Partnership                   Utility Company
                 Holdings B.V.)
                    Reliant Energy Europe B.V. (52% interest; 48%               Private       Netherlands   Foreign Utility Company
                    interest owned by Reliant Energy Wholesale (Europe)     Limited Company
                    Holdings II C.V. )
                        Reliant Energy Power Generation Benelux N. V.           Limited       Netherlands   Power Generation
                                                                              Corporation
                           Reliant Energy Financial Trading, B.V.               Private       Netherlands   Energy Trading and
                                                                            Limited Company                 Marketing
                           Reliant Energy Trading & Marketing, B.V.             Private       Netherlands   Energy Trading and
                                                                            Limited Company                 Marketing
                           Reliant Energy Trading and Marketing (UK) BV         Private       Netherlands   Energy Trading and
                                                                            Limited Company                 Marketing
                           APX-Amsterdam Power Exchange (10% interest)          Private       Netherlands   Trading Platform
                                                                            Limited Company
                           BV Antraciet Handelsvereeniging                      Private       Netherlands   Dormant
                                                                            Limited Company
                           B.V. Nederlands Elektriciteit                        Private       Netherlands   Former Pooling




                                                                                                STATE OF
                                NAME OF COMPANY                            ORGANIZATION      ORGANIZATION   TYPE OF BUSINESS
                          Administratiekantoor (25% interest)*             Limited Company                  Authority
                              Demkolec B.V. (30% interest)                     Private       Netherlands    Environmental
                                                                           Limited Company                  Initiatives
                              N.V. GKN                                         Limited       Netherlands    Holding Company (Power
                                                                             Corporation                    Generation)
                                  COVRA B.V. (30% interest)                    Private       Netherlands    Minority Interest in
                                                                           Limited Company                  Power Generation
                              TenneT B.V.                                      Private       Netherlands    Transmission System
                                                                           Limited Company                  Operator
                          Electorisk NV (21% interest)                         Limited       Netherlands    Captive Insurance
                                                                             Corporation                    Company
                          GKE BV (16% interest)                                Private       Netherlands    Coal Procurement
                                                                           Limited Company
                          Howo GmbH (10% interest)                               LLC           Germany      Dormant
                          KEMA NV (10% interest)                               Limited       Netherlands    Energy Services and
                                                                             Corporation                    Consulting
                              B.V. BPA HES-West
                              B.V. Business Park Arnhem
                              B.V. Kema
                              CEBEC Registered Quality c.v.b.a. (50%
                                  interest)
                              DUtrain GmbH (60% interest)
                              Geographic Information Technology, Inc.
                                  (80% interest)
                              KEMA-Arbodienst B.V.
                              KEMA Consulting Canada Ltd.

                                                                                                STATE OF
                                NAME OF COMPANY                            ORGANIZATION      ORGANIZATION   TYPE OF BUSINESS
                              KEMA Consulting Europe B.V.
                              KEMA Consulting GmbH
                              KEMA Consulting, Inc.
                              KEMA-ECC, Inc.
                              KEMA-ETC A/O
                              KEMA-GOST B.V. (50% interest)
                              KEMA-IEV GmbH (60% interest)
                              KEMA Indonesie B. V.
                              KEMA International B.V.
                              KEMA International GmbH Deutschland
                              KEMA Nederland B.V.
                              KEMA Nucleair B.V.
                              KEMA Polska Sp. z.o.o.
                              KEMA-Powertest, Inc.
                              KEMA-Realty LLC
                              KEMA Registered Quality B.V.
                              KEMA Registered Quality Consultants B.V.
                              KEMA Registered Quality Czech Republic
                              spol. r.o.
                              KEMA Registered Quality Hong Kong Ltd.
                              (51% interest)
                              KEMA Registered Quality, Inc.
                              KEMA Registered Quality Italia S.r.l.
                              KEMA Registered Quality Sp. z.o.o.
                              KEMA Technology Czech Republic spol. r.o.
                              KEMA USA, Inc.
                              Macro Corporation
                              PT. KEMA Registered Quality Indonesia
                              PT. KEMA Technology Indonesia

                                                                                                STATE OF
                                NAME OF COMPANY                            ORGANIZATION      ORGANIZATION   TYPE OF BUSINESS
                         Power Investments BV*
                             Axima BV (45% interest)                           Private       Netherlands    Software and
                                                                           Limited Company                  Information Systems
                         Power Projects BV (50% interest)                      Private       Netherlands    Dormant
                                                                           Limited Company
                         Power Services BV                                     Private       Netherlands    Dormant
                                                                           Limited Company
                         Power Total Maintenance BV (50% interest)             Private       Netherlands    Dormant
                                                                           Limited Company
                         UNA Milieu NV                                         Limited       Netherlands    Dormant
                                                                             Corporation
                             Ecosun BV (67% interest)                          Private       Netherlands    Manufacturer
                                                                           Limited Company
                         Vasim BV (15% interest)                               Private       Netherlands    Consulting
                                                                           Limited Company
                         Vliegasunie BV (16% interest)                         Private       Netherlands    Fly Ash Disposal
                                                                           Limited Company
       Reliant Energy CapTrades Holding Corp.                                Corporation          DE        Energy Trading
                                                                                                            Development
           CapTrades, LP (59.4%; 1% interest owned by Reliant Energy           Limited            DE        Investment - E-Commerce
           CapTrades GP, LLC)                                               Partnership
       Reliant Energy Channelview (Delaware) LLC                                 LLC              DE        Power Generation
                                                                                                            Project Development
                                                                                                            and Operation

                        NAME OF COMPANY                                    ORGANIZATION     STATE OF          TYPE OF BUSINESS
                                                                                          ORGANIZATION
             Reliant Energy Channelview LP (49% interest; 1% interest         Limited          DE        Power Generation
             owned by Channelview (Texas) LLC)                              Partnership
        Reliant Energy Channelview (Texas) LLC                                  LLC            DE        Power Generation Project
                                                                                                         Development and Operation
        Reliant Energy Choctaw County, LLC                                      LLC            MS        Power Generation
                                                                                                         Project Development
        Reliant Energy Colusa County, LLC                                       LLC            DE        Power Generation
                                                                                                         Project Development
        Reliant Energy Construction, LLC                                        LLC            DE        Administrative and
                                                                                                         Financing Services
        Reliant Energy Deer Park, Inc.                                      Corporation        DE        Power Generation
        Reliant Energy Reeves County, LLC                                       LLC                      Gas Storage
        Reliant Energy Desert Basin, LLC                                        LLC            DE        Exempt Wholesale Generator
        Reliant Energy Development Services, Inc.                           Corporation        DE        Operations and
                                                                                                         Maintenance Services
        Reliant Energy Equipment Company, LLC                                   LLC            NV        Equipment Purchaser
                                                                                                         (Energy-Related)
        Reliant Energy Florida Holdings, LLC                                    LLC            DE        Holding Company
                                                                                                         (Power Generation
                                                                                                         Facilities and Development)
             Reliant Energy Indian River, LLC                                   LLC            DE        Exempt Wholesale
                                                                                                         Generator
             Reliant Energy New Smyrna Beach, LLC                               LLC            DE        Power Generation
                                                                                                         Project Development
             Reliant Energy Osceola, LLC                                        LLC            DE        Exempt Wholesale Generator
             Reliant Energy Winter Haven, LLC                                   LLC            DE        Power Generation
                                                                                                         Development

                        NAME OF COMPANY                                    ORGANIZATION     STATE OF          TYPE OF BUSINESS
                                                                                          ORGANIZATION
        Reliant Energy Mesa Vista, LLC                                          LLC            DE        Power Generation
                                                                                                         Development
        Reliant Energy Mid-Atlantic Development, Inc.                       Corporation        DE        Holding Company
                                                                                                         (Power Generation
                                                                                                         Project Development)
             Reliant Energy Atlantic, LLC                                       LLC            DE        Power Generation
                                                                                                         Project Development
             Reliant Energy Erie West, LLC                                      LLC            DE        Power Generation
                                                                                                         Project Development
             Reliant Energy Gilbert, LLC                                        LLC            DE        Power Generation
                                                                                                         Project Development
             Reliant Energy Hunterstown, LLC                                    LLC            DE        Power Generation
                                                                                                         Project Development
             Reliant Energy Portland, LLC                                       LLC            DE        Power Generation
                                                                                                         Project Development
             Reliant Energy Seward, LLC                                         LLC            DE        Power Generation
                                                                                                         Project Development
             Reliant Energy Titus, LLC                                          LLC            DE        Power Generation
                                                                                                         Project Development
        Reliant Energy Northeast Holdings, Inc.                             Corporation        DE        Power Generation and
                                                                                                         Development
             Reliant Energy Northeast Generation, Inc.                      Corporation        DE        Holding Company (Fuel
                                                                                                         Provider and Wholesale
                                                                                                         Power Sellers)
                 Reliant Energy Key/Con Fuels, LLC                              LLC            DE        Fuel Provider
                      Keystone Fuels, LLC (16.67% interest)                     LLC            DE        Fuel Purchaser
                 Reliant Energy Mid-Atlantic Power Holdings, LLC                LLC            DE        Holding Company
                                                                                                         (Wholesale Power Sellers)
                      Reliant Energy Maryland Holdings, LLC                     LLC            DE        Wholesale Power Seller

                        NAME OF COMPANY                                    ORGANIZATION     STATE OF          TYPE OF BUSINESS
                                                                                          ORGANIZATION
                      Reliant Energy Mid-Atlantic Power Services, Inc.      Corporation        DE        Wholesale Power Seller
                      Reliant Energy New Jersey Holdings, LLC                   LLC            DE        Wholesale Power Seller
                      Reliant Energy Northeast Management Company           Corporation        PA        Electric Generation
                                                                                                         Facilities Operation
        Reliant Energy Partsco, LLC                                             LLC            DE        Procurement Services
        Reliant Energy Power Operations I, Inc.                             Corporation        DE        Administrative and
                                                                                                         Financing
        Reliant Energy Power Operations II, Inc.                            Corporation        DE        Administrative and
                                                                                                         Financing
        Reliant Energy Rancho Cucamonga, LLC                                    LLC            DE        Power Generation
                                                                                                         Project Development
        Reliant Energy Renewables, Inc.                                     Corporation        DE        Holding Company (Power
                                                                                                         Generation Project
                                                                                                         Development and Operation)
             Reliant Energy Renewables Atascocita GP, LLC                       LLC            DE        GP of Reliant Energy
                                                                                                         Renewables
                                                                                                         Atascocita, LP
             Reliant Energy Renewables Baytown GP, LLC                          LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Baytown, LP
             Reliant Energy Renewables Blue Bonnet GP, LLC                      LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Blue Bonnet, LP
             Reliant Energy Renewables Coastal Plains GP, LLC                   LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Coastal
                                                                                                         Plains, LP
             Reliant Energy Renewables Comal County GP, LLC                     LLC            DE        GP of Reliant Energy

                        NAME OF COMPANY                                    ORGANIZATION     STATE OF          TYPE OF BUSINESS
                                                                                          ORGANIZATION
                                                                                                         Renewables Comal County, LP
             Reliant Energy Renewables Conroe GP, LLC                           LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Conroe, LP
             Reliant Energy Renewables Eastside GP, LLC                         LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Eastside, LP
             Reliant Energy Renewables Fort Worth GP, LLC                       LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Fort Worth, LP
             Reliant Energy Renewables Hillside GP, LLC                         LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Hillside, LP
             Reliant Energy Renewables Holdings, LLC                            LLC            DE        LP of Generation Facilities
                                                                                                         Development Subsidiaries
                 Reliant Energy Renewables Atascocita, LP (99%                Limited          DE        Generation Facility
                 interest; 1% interest owned by Reliant Energy              Partnership                  Development
                 Renewables Atascocita GP, LLC)
                 Reliant Energy Renewables Baytown, LP (99% interest;         Limited          DE        Generation Facility
                 1% interest owned by Reliant Energy Renewables             Partnership                  Development
                 Baytown GP, LLC)
                 Reliant Energy Renewables Blue Bonnet, LP (99%               Limited          DE        Generation Facility
                 interest; 1% interest owned by Reliant Energy              Partnership                  Development
                 Renewables Blue Bonnet GP, LLC)
                 Reliant Energy Renewables Coastal Plains, LP (99%            Limited          DE        Generation Facility
                 interest; 1% interest owned by Reliant Energy              Partnership                  Development
                 Renewables Coastal Plains GP, LLC)
                 Reliant Energy Renewables Comal County, LP (99%              Limited          DE        Generation Facility
                 interest; 1% interest owned by Reliant Energy              Partnership                  Development
                 Renewables Comal County GP, LLC)

                        NAME OF COMPANY                                    ORGANIZATION     STATE OF          TYPE OF BUSINESS
                                                                                          ORGANIZATION
                 Reliant Energy Renewables Conroe, LP (99% interest;          Limited          DE        Generation Facility
                 1% interest owned by Reliant Energy Renewables             Partnership                  Development
                 Conroe GP, LLC)
                 Reliant Energy Renewables Eastside, LP (99% interest;        Limited          DE        Generation Facility
                 1% interest owned by Reliant Energy Renewables             Partnership                  Development
                 Eastside GP, LLC)
                 Reliant Energy Renewables Fort Worth, LP (99%                Limited          DE        Generation Facility
                 interest; 1% interest owned by Reliant Energy              Partnership                  Development
                 Renewables Fort Worth, LLC)
                 Reliant Energy Renewables Hillside, LP (99% interest;        Limited          DE        Generation Facility
                 1% interest owned by Reliant Energy Renewables             Partnership                  Development
                 Hillside GP, LLC)
                 Reliant Energy Renewables Lacy Lakeview, LP (99%             Limited          DE        Generation Facility
                 interest; 1% interest owned by Reliant Energy              Partnership                  Development
                 Renewables Lacy Lakeview GP, LLC)
                 Reliant Energy Renewables Pecan Prairie, LP (99%             Limited          DE        Generation Facility
                 interest; 1% interest owned by Reliant Energy              Partnership                  Development
                 Renewables Pecan Prairie GP, LLC)
                 Reliant Energy Renewables Security, LP (99% interest;        Limited          DE        Generation Facility
                 1% interest owned by Reliant Energy Renewables             Partnership                  Development
                 Security GP, LLC)
                 Reliant Energy Renewables Temple, LP (99% interest;          Limited          DE        Generation Facility
                 1% interest owned by Reliant Energy Renewables             Partnership                  Development
                 Temple GP, LLC)
                 Reliant Energy Renewables Williamson County, LP              Limited          DE        Generation Facility
                 (99% interest;  1% interest owned by Reliant Energy        Partnership                  Development
                 Renewables Williamson County GP, LLC)
             Reliant Energy Renewables Lacy Lakeview GP, LLC                    LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Lacy
                                                                                                         Lakeview, LP

                        NAME OF COMPANY                                    ORGANIZATION     STATE OF          TYPE OF BUSINESS
                                                                                          ORGANIZATION
             Reliant Energy Renewables Pecan Prairie GP, LLC                    LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Pecan
                                                                                                         Prairie, LP
             Reliant Energy Renewables Security GP, LLC                         LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Security, LP
             Reliant Energy Renewables Temple GP, LLC                           LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Temple, LP
             Reliant Energy Renewables Williamson County GP, LLC                LLC            DE        GP of Reliant Energy
                                                                                                         Renewables Williamson
                                                                                                         County, LP
        Reliant Energy Sabine (Delaware), Inc.                              Corporation        DE        LP of Sabine Cogen, LP
             Sabine Cogen, LP (49% interest, 1% interest owned by             Limited          DE        Power Generation
             Reliant Energy Sabine (Texas), Inc.)                           Partnership
        Reliant Energy Sabine (Texas), Inc.                                 Corporation        DE        GP of Sabine Cogen, LP
        Reliant Energy Shelby Holding Corp.                                 Corporation        DE        LP of Reliant Energy
                                                                                                         Shelby I, LP and Reliant
                                                                                                         Energy Shelby II, LP
             Reliant Energy Shelby I, LP (99% interest; 1% interest           Limited          DE        Power Generation
             owned by Reliant Energy Shelby Development Corp.)              Partnership                  Project Development
                                                                                                         and Operation
             Reliant Energy Shelby II, LP (99% interest, 1%  interest         Limited          DE        Power Generation
             owned by Reliant Energy Shelby Development Corp.)              Partnership                  Project Development
                                                                                                         and Operation
                 Reliant Energy Shelby County, LP (99% interest, 1%           Limited          DE        Exempt Wholesale
                 interest owned by Reliant Energy Shelby I, LP)             Partnership                  Generator

                        NAME OF COMPANY                                    ORGANIZATION     STATE OF          TYPE OF BUSINESS
                                                                                          ORGANIZATION
                 Reliant Energy Shelby County II, LP (99% interest; 1%        Limited          DE        Power Generation
                 interest owned by Reliant Energy Shelby I, LP)             Partnership                  Project Development
                                                                                                         and Operation
             Reliant Energy Shelby Development Corp.                        Corporation        DE        GP of Reliant Energy
                                                                                                         Shelby I, LP and Reliant
                                                                                                         Energy Shelby II, LP
    Reliant Energy Signal Peak, LLC                                             LLC            DE        Power Generation
                                                                                                         Development
    Reliant Energy Sunrise, LLC                                                 LLC            DE        Inactive
Orion Power Holdings, Inc.                                                  Corporation        DE        Holding Company (Merchant
                                                                                                         Power Generation)
    Midwest Ceredo II Corporation*                                          Corporation        DE        Inactive
        Midwest Ceredo Corporation*                                         Corporation        DE        Inactive
        Ceredo Capacity, LLC*                                                   LLC            DE        Inactive
    Orion Power Atlantic, Inc.                                              Corporation        DE        Exempt Wholesale Generator
                                                                                                         Project Company
             Orion Power Atlantic LLC                                           LLC            FL        Parent Company of
                                                                                                         Orion Power Atlantic Ltd.
             Orion Power Atlantic Ltd. (99.99% interest; .01%                 Limited          FL        Exempt Wholesale
             interest owned by Orion Power Atlantic, LLC)                   Partnership                  Generator Project Company
    Orion Power Development Company, Inc.                                   Corporation        DE        Holding Company (Power
                                                                                                         Plant Development Projects)
        OPD Group, Inc.                                                     Corporation        DE        Parent Company
                                                                                                         (Merchant Power Plant
                                                                                                         Development Projects)

                        NAME OF COMPANY                                    ORGANIZATION     STATE OF          TYPE OF BUSINESS
                                                                                          ORGANIZATION
             Beaver River, LLC                                                  LLC            DE        Project Company
                                                                                                         (Project Discontinued)
             Free State Electric, LLC                                           LLC            DE        Project Company
             Grane Creek, LLC                                                   LLC            DE        Project Company
                                                                                                         (Project Discontinued)
        Midatlantic Liberty Corporation                                     Corporation        DE        Owns Interest in
                                                                                                         Liberty Electric PA, LLC
        Midatlantic Liberty Member Corporation                              Corporation        DE        Owns Interest in
                                                                                                         Liberty Electric PA, LLC
        Midatlantic Liberty II Corporation                                  Corporation        DE        Owns Interest in
                                                                                                         Liberty Electric PA, LLC
        Midatlantic Liberty Member II Corporation                           Corporation        DE        Owns Interest in
                                                                                                         Liberty Electric PA, LLC
             Liberty Electric PA, LLC (1% interest owned by Midatlantic         LLC            DE        Parent Company of Liberty
             Liberty Corporation; 49% interest owned by Midatlantic                                      Electric Power, LLC
             Liberty Member Corporation; 1% interest owned by
             Midatlantic Liberty II Corporation; 49% interest owned by
             Midatlantic Liberty Member II Corporation)
                   Liberty Electric Power, LLC                                  LLC            DE        Exempt Wholesale
                                                                                                         Generator
        Orion Power Marketing and Supply, Inc.                              Corporation        DE        Power Marketing
        Orion Power MidWest GP, Inc.                                        Corporation        DE        GP of Orion Power
                                                                                                         MidWest, L.P.
        Orion Power MidWest LP, Inc.                                        Corporation        DE        LP of Orion Power
                                                                                                         MidWest, L.P.
             Orion Power MidWest, L.P. (99% interest; 1% interest             Limited          DE        Exempt Wholesale
             owned by Orion Power MidWest GP, Inc.)                         Partnership                  Generator

                        NAME OF COMPANY                                    ORGANIZATION     STATE OF          TYPE OF BUSINESS
                                                                                          ORGANIZATION
                 Twelvepole Creek, LLC                                          LLC            DE        Exempt Wholesale
                                                                                                         Generator
        Orion Power New York GP, Inc.                                       Corporation        DE        GP of Orion Power
                                                                                                         New York, L.P., Astoria
                                                                                                         Generating Company, L.P.,
                                                                                                         Erie Boulevard Hydropower,
                                                                                                         LP, and Carr Street
                                                                                                         Generating Station, LP
             Orion Power New York, L.P. (99.80% interest; .02% interest       Limited          DE        LP of Astoria Generating
             owned by Orion Power New York LP, Inc.)                        Partnership                  Company, L.P., Erie
                                                                                                         Boulevard Hydropower, LP,
                                                                                                         and Carr Street Generating
                                                                                                         Station, LP
                 Astoria Generating Company, L.P. (99% interest; 1%           Limited          DE        Exempt Wholesale
                 interest owned by Orion Power New York GP, Inc.)           Partnership                  Generator
                 Erie Boulevard Hydropower, LP (99% interest 1%               Limited          DE        Exempt Wholesale
                 interest owned by Orion Power New York GP, Inc.)           Partnership                  Generator
                 Carr Street Generating Station, LP (99% interest, 1%         Limited          DE        Exempt Wholesale
                 interest owned by Orion Power New York GP, Inc.)           Partnership                  Generator
        Orion Power New York LP, Inc.                                       Corporation        DE        LP of Orion Power
                                                                                                         New York, L.P.
             Orion Power New York GP II, Inc.                               Corporation        DE        Inactive
        Orion Power Operating Services, Inc.                                Corporation        DE        Parent Company of
                                                                                                         Power Plant Operation
                                                                                                         and Service Subsidiaries
             OPOS MidAtlantic, Inc.                                         Corporation        DE        Parent Company of
                                                                                                         Power Plant Operation

                        NAME OF COMPANY                                    ORGANIZATION     STATE OF          TYPE OF BUSINESS
                                                                                          ORGANIZATION
                                                                                                         (and Fly Ash Disposal)
                                                                                                         Subsidiaries
                 Orion Power Operating Services Midwest, Inc.               Corporation        DE        Power Plant Operation
                 Orion Power Operating Services Astoria, Inc.               Corporation        DE        Power Plant Operation
                 Orion Power Operating Services Coldwater, Inc.             Corporation        DE        Power Plant Operation
                 Orion Power Operating Services Carr Street, Inc.           Corporation        DE        Power Plant Operation
                 Midwest Ash Disposal, Inc.                                 Corporation        DE        Fly Ash Disposal

*     Entity is in the process of being dissolved.
**    Investment is in the process of being divested.


----------
(1)     Substantially all assets sold in first quarter of 2002.
(2)     Substantially all assets sold in first quarter of 2002.
(3)     Substantially all assets sold in first quarter of 2002.